CONTENTS

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PORTFOLIOS AT A GLANCE
Brief description of each Portfolio ...........................................1

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EXPENSE INFORMATION
Each Portfolio's annual
   operating expenses .........................................................2
A summary of financial data ...................................................3

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PERFORMANCE TERMS
An explanation of performance terms ...........................................5

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THE PORTFOLIOS IN DETAIL
The Portfolios' Investment
   Objectives and Policies ....................................................6
General Portfolio Policies ...................................................10
Additional Risk Factors ......................................................11

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MANAGEMENT OF THE PORTFOLIOS
Investment Adviser and
   Investment Personnel ......................................................13
Management Expenses ..........................................................14
Portfolio Transactions .......................................................14
Other Service Providers ......................................................14
Other Information ............................................................15

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DISTRIBUTIONS AND TAXES
Distributions ................................................................16
Taxes ........................................................................16

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SHAREHOLDER'S GUIDE
Purchases ....................................................................17
Redemptions ..................................................................17
Shareholder Communications ...................................................17

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APPENDIX A
Glossary of Investment Terms .................................................18

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APPENDIX B
Explanation of Rating Categories .............................................20



                               JANUS ASPEN SERIES

                                   Prospectus

          May 1, 1996 as supplemented June 3, 1996 and January 13, 1997



This prospectus describes seven mutual funds with a variety of investment objectives, including growth of capital, current income and a combination of growth and income (the "Portfolios"). Janus Capital Corporation ("Janus Capital") serves as investment adviser to each Portfolio. Janus Capital has been in the investment advisory business for over 25 years and currently manages more than $35 billion in assets.

Each Portfolio is a series of Janus Aspen Series (the "Trust"). The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans. The Trust sells and redeems its shares at net asset value without any sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract and certain contracts may limit allocations among the Portfolios. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

This Prospectus contains information about the Portfolios that a prospective purchaser of a variable insurance contract should consider before allocating purchase payments or premiums to the Portfolios. It should be read carefully in conjunction with the separate account prospectus of the specific insurance product that accompanies this Prospectus and retained for future reference. Additional information about the Portfolios is contained in a Statement of Additional Information ("SAI") filed with the SEC. The SAI dated May 1, 1996 is incorporated by reference into this Prospectus. Copies of the SAI are available upon request and without charge by writing or calling your insurance company.

THESE SECURITIES HAVE NOT BEEN APPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.

PORTFOLIOS AT A GLANCE

This section is designed to provide you with a brief overview of the Portfolios and their investment emphasis. A more detailed discussion of the Portfolios' investment objectives and policies begins on page 6.


GROWTH PORTFOLIO

Focus: A diversified portfolio that seeks long- term growth of capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.
Inception: September 1993
Manager: James P. Craig, III


AGGRESSIVE GROWTH PORTFOLIO

Focus: A nondiversified portfolio that seeks long-term growth of capital by investing primarily in common stocks, with an emphasis on securities issued by medium-sized companies.
Inception: September 1993
Manager: James P. Goff

*Mr. Speaker will not manage the Portfolio for the 90-day period starting on or about January 27, 1997. See Management of the Portfolios on page 13.


WORLDWIDE GROWTH PORTFOLIO

Focus: A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.
Inception: September 1993
Manager: Helen Young Hayes


INTERNATIONAL  GROWTH  PORTFOLIO

Focus: A diversified portfolio that seeks long-term growth of capital by investing primarily in common stocks of foreign issuers.
Inception: May 1994
Manager: Helen Young Hayes


BALANCED PORTFOLIO

Focus: A diversified portfolio that seeks long- term growth of capital, balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.
Inception: September 1993
Manager: Blaine P. Rollins


FLEXIBLE INCOME PORTFOLIO

Focus: A diversified portfolio that seeks to maximize total return from a combination of income and capital appreciation by investing primarily in income-producing securities. THIS PORTFOLIO MAY HAVE SUBSTANTIAL HOLDINGS OF LOWER RATED DEBT SECURITIES OR "JUNK" BONDS.
Inception: September 1993
Manager: Ronald V. Speaker*


SHORT-TERM  BOND PORTFOLIO

Focus: A diversified portfolio that seeks a high level of current income while minimizing interest rate risk by investing in shorter term fixed-income securities. Its average-weighted maturity is normally less than three years.
Inception: September 1993
Manager: Sandy R. Rufenacht


JANUS SPECTRUM
The spectrum below shows Janus Capital's assessment of the potential overall risk of the Portfolios relative to one another and should not be used to compare the Portfolios to other mutual funds or other types of investments. The spectrum was determined based on a number of factors such as the types of securities in which the Portfolios intend to invest, the degree of diversification intended and/or permitted, and the sizes of the Portfolios and, in addition, was significantly affected by the portfolio managers' investment styles. These factors were considered as of the date of this prospectus and will be reassessed with each new prospectus. Specific risks of certain types of instruments in which some of the Portfolios may invest, including foreign securities, junk bonds and derivative instruments such as futures contracts and options, are described under "Additional Risk Factors" on page 11. THE SPECTRUM IS NOT INDICATIVE OF THE FUTURE VOLATILITY OR PERFORMANCE OF A PORTFOLIO AND RELATIVE POSITIONS OF PORTFOLIOS WITHIN THE SPECTRUM MAY CHANGE IN THE FUTURE.

[SPECTRUM CHART]

The spectrum illustrates the overall risk of the Portfolios relative to one another. The Portfolios' risk ranges from conservative to aggressive. Growth Portfolio is shown as moderate; Aggressive Growth Portfolio is shown as aggressive; Worldwide Growth Portfolio is shown as moderate-aggressive; International Growth Portfolio is shown as moderate-aggressive (but more aggressive than Worldwide Growth Portfolio); Balanced Portfolio is shown as moderate; Flexible Income Portfolio is shown as conservative-moderate; Short-Term Bond Portfolio is shown as conservative; High-Yield Portfolio, which commenced operations on May 1, 1996, and is offered by a separate prospectus, is shown as moderate-aggressive; and Money Market Portfolio, which is offered by a separate prospectus, is shown as conservative.

     *This  Portfolio  commenced  operations on May 1, 1996, and is offered by a separate prospectus.
    **This Portfolio is offered by a separate prospectus.


JANUS ASPEN SERIES PROSPECTUS          1     MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997

EXPENSE INFORMATION

The tables and example below are designed to assist participants in qualified plans that invest in the Portfolios in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Portfolios. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE PORTFOLIOS SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF COSTS AND EXPENSES, AS THE TABLES AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

SHAREHOLDER TRANSACTION EXPENSES (applicable to each Portfolio)

     Maximum sales load imposed on purchases                     None
     Maximum sales load imposed on reinvested dividends          None
     Deferred sales charges on redemptions                       None
     Redemption fee                                              None
     Exchange fee                                                None

ANNUAL PORTFOLIO OPERATING EXPENSES(1)
(expressed as a percentage of average net assets)


                                                 Management Fee          Other Expenses      Total Portfolio Operating Expenses
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                      .65%                     .13%                      .78%
Aggressive Growth Portfolio                           .75%                     .11%                      .86%
Worldwide Growth Portfolio                            .68%                     .22%                      .90%
International Growth Portfolio                        .84%                    1.85%                     2.69%
Balanced Portfolio                                    .82%                     .55%                     1.37%
Flexible Income Portfolio                             .65%                     .42%                     1.07%
Short-Term Bond Portfolio                             .00%                     .70%                      .70%
------------------------------------------------------------------------------------------------------------------------------------

(1) The fees and expenses in the table above are based on gross expenses before expense offset arrangements for the fiscal year ended December 31, 1995. The information for each Portfolio other than the Flexible Income Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Growth, Aggressive Growth, Worldwide Growth, International Growth and Balanced Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the Management Fee, Other Expenses and Total Portfolio Operating Expenses would have been 0.85%, 0.13%, and 0.98% for Growth Portfolio; 0.82%, 0.11% and 0.93% for Aggressive Growth Portfolio; 0.87%, 0.22% and 1.09% for Worldwide Growth Portfolio; 1.00%, 2.57% and 3.57% for International Growth Portfolio; 1.00%, 0.55% and 1.55% for
     Balanced Portfolio; and 0.65%, 0.72% and 1.37% for Short-Term Bond Portfolio, respectively. Effective June 3, 1996, through April 30, 1997, Janus Capital Corporation reduced the expense limit of International Growth Portfolio to 1.25% of average net assets. Janus Capital may modify or terminate the waivers or reductions at any time upon 90 days' notice to the Trustees.

EXAMPLE
Assume you invest $1,000, the Portfolios return 5% annually and each Portfolio's expense ratios remain as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Portfolios.

                                                      1 Year              3 Years             5 Years             10 Years
------------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio                                         $ 8                  $25                $ 43                 $ 97
Aggressive Growth Portfolio                              $ 9                  $27                $ 48                 $106
Worldwide Growth Portfolio                               $ 9                  $29                $ 50                 $111
International Growth Portfolio                           $27                  $84                $142                 $302
Balanced Portfolio                                       $14                  $43                $ 75                 $165
Flexible Income Portfolio                                $11                  $34                $ 59                 $131
Short-Term Bond Portfolio                                $ 7                  $22                $ 39                 $ 87
------------------------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES WHICH MAY BE MORE OR LESS THAN THOSE SHOWN.


JANUS ASPEN SERIES PROSPECTUS          2     MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997

FINANCIAL HIGHLIGHTS

The information below is for fiscal periods ending on December 31 of each year, and has been audited by the accounting firm of Price Waterhouse LLP. Their report is included in the Portfolios' Annual Report, which is incorporated by reference into the SAI. Expense and income ratios and portfolio turnover rates have been annualized for periods of less than one year. Total returns for periods of less than one year are not annualized. A detailed explanation of the Financial Highlights can be found on page 5.

                                                            GROWTH PORTFOLIO                 AGGRESSIVE GROWTH PORTFOLIO
                                                    1995         1994      1993(1)          1995         1994       1993(1)
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period          $10.57       $10.32       $10.00        $13.62       $11.80       $10.00
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                            .28          .09          .03           .24          .11          .01
 3. Net gains or (losses) on securities
    (both realized and unrealized)                  2.90          .20          .32          3.47         1.82         1.80
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations                3.18          .29          .35          3.71         1.93         1.81
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)         (.30)        (.04)        (.03)         (.25)        (.11)        (.01)
 6. Dividends (in excess of net investment
    income)                                         --            --           --            --           --            --
 7. Distributions (from capital gains)              --            --           --            --           --            --
------------------------------------------------------------------------------------------------------------------------------------
 8. Total distributions                            (.30)        (.04)        (.03)         (.25)        (.11)        (.01)
------------------------------------------------------------------------------------------------------------------------------------
 9. Net asset value, end of period                $13.45       $10.57       $10.32        $17.08       $13.62       $11.80
10. Total return                                  30.17%        2.76%        3.50%        27.48%       16.33%       18.05%
11. Net assets, end of period
    (in thousands)                              $126,911      $43,549       $7,482      $185,911      $41,289       $1,985
12. Ratio of gross expenses to average
    net assets                                 0.78%(4)(7)        N/A          N/A     0.86%(4)(7)        N/A          N/A
13. Ratio of net expenses to average
    net assets                                    0.76%(4)  0.88%(3)(6)     0.25%(5)      0.84%(4)  1.05%(3)(6)     0.25%(5)
14. Ratio of net investment income to
    average net assets                             1.24%        1.45%         2.54%        0.58%        2.18%        0.34%
15. Portfolio turnover rate                         185%         169%          162%         155%         259%          31%
------------------------------------------------------------------------------------------------------------------------------------

                                                      WORLDWIDE GROWTH PORTFOLIO             INTERNATIONAL GROWTH PORTFOLIO
                                                    1995         1994      1993(1)                1995        1994(2)
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period          $12.07       $11.89       $10.00               $9.72         $10.00
------------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                            .11          .04          .02                 .09          (.09)
 3. Net gains or (losses) on securities
    (both realized and unrealized)                  3.19          .14         1.89                2.16          (.19)
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations                3.30          .18         1.91                2.25          (.28)
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)         (.06)           --        (.01)               (.02)             --
 6. Dividends (in excess of net investment
    income)                                           --           --        (.01)                  --             --
 7. Distributions (from capital gains)                --           --          --                  --             --
-----------------------------------------------------------------------------------------------------------------------------------
 8. Total distributions                            (.06)           --        (.02)               (.02)             --
------------------------------------------------------------------------------------------------------------------------------------
 9. Net asset value, end of period                $15.31       $12.07       $11.89              $11.95          $9.72
10. Total return                                  27.37%        1.53%       19.10%              23.15%        (2.80%)
11. Net assets, end of period
    (in thousands)                              $108,563      $37,728       $4,856              $1,608         $1,353
12. Ratio of gross expenses to average
    net assets                                0.90%(4)(7)        N/A          N/A             2.69%(4)(7)         N/A
13. Ratio of net expenses to average
    net assets                                  0.87%(4)    1.18%(3)(6)     0.25%(5)            2.50%(4)       2.50%(6)
14. Ratio of net investment income to
    average net assets                             0.95%        0.50%        0.84%               (0.80%)       (1.30%)
15. Portfolio turnover rate                         113%         217%          57%                211%           275%
------------------------------------------------------------------------------------------------------------------------------------

(1)  September 13, 1993 (inception) to December 31, 1993.
(2)  May 2, 1994 (inception) to December 31, 1994.
(3) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(4)  The  Portfolio's  expenses  may be  reduced  through  the use of  brokerage commissions and uninvested cash balances earning interest with the Portfolio's custodian. The gross expense ratio for the fiscal period ended December 31, 1995, does not reflect expense reductions, while the net expense ratio does reflect such reductions. For International Growth Portfolio, the effect of directed brokerage was de minimis.
(5) The ratio was 2.16%, 5.79% and 2.71%, respectively, for the Growth, Aggressive Growth and Worldwide Growth Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fees to the effective rate of the corresponding Janus retail fund.
(6) The ratio was 1.23%, 1.14%, 4.67% and 1.49%, respectively, for the Growth, Aggressive Growth, International Growth and Worldwide Growth Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fees to the effective rate of the corresponding Janus retail fund.
(7) The ratio was 0.98%, 0.93%, 3.57% and 1.09%, respectively, for the Growth, Aggressive Growth, International Growth and Worldwide Growth Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fees to the effective rate of the corresponding Janus retail fund.


JANUS ASPEN SERIES PROSPECTUS         3      MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997


                                                       BALANCED PORTFOLIO      FLEXIBLE INCOME PORTFOLIO   SHORT-TERM BOND PORTFOLIO
                                                     1995     1994    1993(1)  1995      1994    1993(1)     1995    1994   1993(1)
------------------------------------------------------------------------------------------------------------------------------------
 1. Net asset value, beginning of period            $10.63   $10.64    $10.00   $9.48     $9.97   $10.00     $9.72   $9.93  $10.00
-----------------------------------------------------------------------------------------------------------------------------------
    Income from investment operations:
 2. Net investment income                              .17      .15      .08      .53       .47     .11        .60     .35     .11
 3. Net gains or (losses) on securities
    (both realized and unrealized                     2.45    (.06)      .64     1.70      (.56)   (.04)       .31    (.26)   (.08)
------------------------------------------------------------------------------------------------------------------------------------
 4. Total from investment operations                  2.62      .09      .72     2.23      (.09)     .07       .91     .09     .03
------------------------------------------------------------------------------------------------------------------------------------
    Less distributions:
 5. Dividends (from net investment income)           (.22)    (.10)     (.08)     .60)     (.40)   (.10)     (.60)    (.30)   (.10)
 6. Dividends (in excess of net investment income)     --       --        --       --        --      --        --       --      --
 7. Distributions (from capital gains)                 --       --        --       --        --      --        --       --      --
------------------------------------------------------------------------------------------------------------------------------------
 8. Total distributions                              (.22)    (.10)     (.08)    (.60)     (.40)   (.10)     (.60)    (.30)   (.10)
------------------------------------------------------------------------------------------------------------------------------------
 9. Net asset value, end of period                  $13.03   $10.63    $10.64   $11.11     $9.48    $9.97   $10.03    $9.72   $9.93
10. Total return                                    24.79%    0.84%     7.20%   23.86%    (0.91%)   0.70%    9.54%     0.92%   0.30%
11. Net assets, end of period
    (in thousands)                                 $14,021   $3,153     $537  $10,831   $1,924    $538      $3,187   $2,902   $502
12. Ratio of gross expenses to
    average net assets                          1.37%(3)(6)    N/A       N/A  1.07%(3)(6)  N/A     N/A  0.70%(3)(6)     N/A     N/A
13. Ratio of net expenses to average
    net assets                                  1.30%(3)  1.57%(2)(5) 0.25%(4) 1.00%(3) 1.00%(5) 1.00%(4) 0.65%(3) 0.65%(5) 0.65%(4)
14. Ratio of net investment income to
    average net assets                            2.41%      1.90%     2.69%    .46%     5.49%   3.77%      6.02%     5.00%   3.57%
15. Portfolio turnover rate                        149%       158%      126%    236%      234%    508%       417%      256%     91%
------------------------------------------------------------------------------------------------------------------------------------

(1)  September 13, 1993 (inception) to December 31, 1993.
(2) Commissions payable by the Portfolio for transactions effected by a broker-dealer affiliated with Janus Capital were credited against the Portfolio's operating expenses. The effect of such directed brokerage arrangement was de minimis.
(3)  The  Portfolio's  expenses  may be  reduced  through  the use of  brokerage commissions and uninvested cash balances earning interest with the Portfolio's custodian. The gross expense ratio for the fiscal period ended December 31, 1995, does not reflect expense reductions, while the net expense ratio does reflect such reductions.
(4) The ratio was 7.92%, 5.27% and 5.33%, respectively, for the Balanced, Flexible Income and Short-Term Bond Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fees to the effective rate of the corresponding Janus retail fund.
(5) The ratio was 1.74%, 1.35% and 1.40%, respectively, for the Balanced, Flexible Income and Short-Term Bond Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fees to the effective rate of the corresponding Janus retail fund.
(6) The ratio was 1.55%, 1.07% and 1.37%, respectively, for the Balanced, Flexible Income and Short-Term Bond Portfolios, before waiver of certain fees and/or voluntary reduction of advisor's fees to the effective rate of the corresponding Janus retail fund.


JANUS ASPEN SERIES PROSPECTUS        4       MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997

UNDERSTANDING THE FINANCIAL HIGHLIGHTS

This section is designed to help you better understand the information summarized in the Financial Highlights tables. The tables contain important historical operating information that may be useful in making your investment decision or understanding how your investment has performed. The Portfolios' Annual Report contains additional information about each Portfolio's performance, including a comparison to an appropriate securities index. To request a copy of the Annual Report, please call or write your insurance company.

Net asset value (NAV) is the value of a single share of a Portfolio. It is computed by adding the value of all of a Portfolio's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding. The difference between line 1 and line 9 in the Financial Highlights tables represents the change in value of a Portfolio's shares over the fiscal period, but not its total return.

Net investment income is the per share amount of dividends and interest income earned on securities held by a Portfolio, less Portfolio expenses. DIVIDENDS (FROM NET INVESTMENT INCOME) is the per share amount that a Portfolio paid from net investment income.

Net gains or (losses) on securities is the per share increase or decrease in value of the securities a Portfolio holds. A gain (or loss) is realized when securities are sold. A gain (or loss) is unrealized when securities increase or decrease in value but are not sold. DISTRIBUTIONS (FROM CAPITAL GAINS) is the per share amount that a Portfolio paid from net realized gains.

Total Return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in NAV and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. A PORTFOLIO'S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS TABLES.

Ratio of net expenses to average net assets is the total of a Portfolio's operating expenses divided by its average net assets for the stated period. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS does not reflect reductions in expenses through the use of brokerage commissions and uninvested cash balances earning interest with the Portfolio's custodian.

Ratio of net investment income to average net assets is a Portfolio's net investment income divided by its average net assets for the stated period.

Portfolio turnover rate is a measure of the amount of a Portfolio's buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Portfolio's securities.


PERFORMANCE TERMS

This section will help you understand various terms that are commonly used to describe a Portfolio's performance. You may see references to these terms in our newsletters or advertisements (or those published by participating insurance companies) and in media articles. Newsletters and advertisements may include comparisons of a Portfolio's performance to the performance of other mutual funds, mutual fund averages or recognized stock market indices. Growth Portfolio, Aggressive Growth Portfolio, Worldwide Growth Portfolio, International Growth Portfolio and Balanced Portfolio generally measure performance in terms of total return, while Flexible Income Portfolio and Short-Term Bond Portfolio generally use yield.

Cumulative total return represents the actual rate of return on an investment for a specified period. The Financial Highlights tables show total return for a single fiscal period. Cumulative total return is generally quoted for more than one year (e.g., the life of a Portfolio). A cumulative total return does not show interim fluctuations in the value of an investment.

Average annual total return represents the average annual percentage change of an investment over a specified period. It is calculated by taking the cumulative total return for the stated period and determining what constant annual return would have produced the same cumulative return. Average annual returns for more than one year tend to smooth out variations in a Portfolio's return and are not the same as actual annual results.

Yield shows the rate of income a Portfolio earns on its investments as a percentage of the Portfolio's share price. It is calculated by dividing a Portfolio's net investment income for a 30-day period by the average number of shares entitled to receive dividends and dividing the result by the Portfolio's NAV per share at the end of the 30-day period. Yield does not include changes in NAV.

Yields are calculated according to standard ized SEC formulas and may not equal the income on an investor's account. Yield is usually quoted on an annualized basis. An annualized yield represents the amount you would earn if you remained in a Portfolio for a year and that Portfolio continued to have the same yield for the entire year.

THE PORTFOLIOS IMPOSE NO SALES OR OTHER CHARGES THAT WOULD AFFECT TOTAL RETURN OR YIELD COMPUTATIONS. YIELD AND TOTAL RETURN FIGURES OF THE PORTFOLIOS INCLUDE THE EFFECT OF DEDUCTING EACH PORTFOLIO'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. PORTFOLIO PERFORMANCE FIGURES ARE BASED UPON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. INVESTMENT RETURNS AND NET ASSET VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


JANUS ASPEN SERIES PROSPECTUS        5       MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997

THE PORTFOLIOS IN DETAIL

This section takes a closer look at the Portfolios' investment objectives, policies and the securities in which they invest. Please carefully review the "Additional Risk Factors" section of this Prospectus for a more detailed discussion of the risks associated with certain investment techniques as well as the risk spectrum on page 1. Appendix A contains a more detailed description of investment terms used throughout this Prospectus. You should carefully consider your investment goals, time horizon and risk tolerance before choosing a Portfolio.

Each Portfolio has an investment objective and policies that are similar to those of a Janus retail fund, as illustrated in the chart below. Although it is anticipated that each Portfolio and its corresponding retail fund will hold similar securities, differences in asset size and cash flow needs as well as the relative weightings of securities selections may result in differences in investment performance. Expenses of each Portfolio and its corresponding retail fund are expected to differ. The variable contract owner will also bear various insurance-related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of contract fees and expenses.

Policies that are noted as "fundamental" cannot be changed without a shareholder vote. All other policies, including each Portfolio's investment objective, are not fundamental and may be changed by the Portfolios' Trustees without a shareholder vote. You will be notified of any such changes that are material. If there is a material change in a Portfolio's objective or policies, you should consider whether that Portfolio remains an appropriate investment for your variable insurance contract or qualified retirement plan.
--------------------------------------------------------------------------------

EACH OF THE PORTFOLIOS HAS A SIMILAR INVESTMENT OBJECTIVE AND SIMILAR INVESTMENT POLICIES TO AN EXISTING JANUS RETAIL FUND.

Growth Portfolio......................................................Janus Fund
Aggressive Growth Portfolio................................Janus Enterprise Fund
Worldwide Growth Portfolio..................................Janus Worldwide Fund
International Growth Portfolio...............................Janus Overseas Fund
Balanced Portfolio...........................................Janus Balanced Fund
Flexible Income Portfolio.............................Janus Flexible Income Fund
Short-Term Bond Portfolio.............................Janus Short-Term Bond Fund

GROWTH PORTFOLIO,  AGGRESSIVE GROWTH  PORTFOLIO,  WORLDWIDE GROWTH PORTFOLIO AND
     INTERNATIONAL GROWTH PORTFOLIO ARE DESIGNED FOR LONG-TERM INVESTORS WHO SEEK GROWTH OF CAPITAL ONLY AND WHO CAN TOLERATE THE GREATER RISKS ASSOCIATED WITH COMMON STOCK INVESTMENTS.

GROWTH PORTFOLIO

The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of companies of any size. This Portfolio generally invests in larger, more established issuers.

AGGRESSIVE GROWTH PORTFOLIO

The investment objective of this Portfolio is long-term growth of capital. It is a nondiversified portfolio that pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index (the "MidCap Index"). Companies whose capitalization falls outside this range after the Portfolio's initial purchase continue to be considered medium-sized companies for the purpose of this policy. As of December 29, 1995, the MidCap Index included companies with capitalizations between approximately $118 million to $7.5 billion. The range of the MidCap Index is expected to change on a regular basis. Subject to the above policy, the Portfolio may also invest in smaller or larger issuers.

WORLDWIDE GROWTH PORTFOLIO

The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. Worldwide Growth Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

INTERNATIONAL GROWTH PORTFOLIO

The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of issuers located outside the United States. The Portfolio has the flexibility to invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may at times invest all of its assets in fewer than five countries or even a single country.

TYPES OF INVESTMENTS

Each of these Portfolios invests primarily in common stocks of foreign and domestic companies. However, the percentage of each Portfolio's assets invested in common stocks will vary and each Portfolio may at times hold substantial positions in cash equivalents or interest bearing securities. See "General Portfolio Policies" on page 10. Each Portfolio may invest to a lesser degree in other types of securities including preferred stocks, warrants, convertible securities and debt securities when its portfolio manager perceives an opportunity for capital growth from such securities or to receive a return on idle cash. Debt and other income-producing securities that the Portfolios may purchase include those described with respect to Flexible Income Portfolio on page 8, except that Growth Portfolio's, Aggressive Growth


JANUS ASPEN SERIES PROSPECTUS         6      MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997

Portfolio's, Worldwide Growth Portfolio's and International Growth Portfolio's investments in high-yield/high-risk securities will not exceed 35% of net assets and investments in mortgage- and asset-backed securities will not exceed 25% of assets.

Although Worldwide Growth Portfolio and International Growth Portfolio are committed to foreign investing, Growth Portfolio and Aggressive Growth Portfolio may also invest without limit in foreign equity and debt securities. The Portfolios may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies ("PFICs"). These Portfolios may use futures, options and other derivatives for hedging purposes or as a means of enhancing return. See "Additional Risk Factors" on page 11 for a discussion of the risks associated with foreign investing and derivatives. Some securities that the Portfolios purchase may be issued on a when-issued, delayed delivery or forward commitment basis.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN GROWTH PORTFOLIO, AGGRESSIVE GROWTH PORTFOLIO, WORLDWIDE GROWTH PORTFOLIO OR INTERNATIONAL GROWTH PORTFOLIO.

HOW ARE COMMON STOCKS SELECTED?

Each of these Portfolios invests substantially all of its assets in common stocks to the extent its portfolio manager believes that the relevant market environment favors profitable investing in those securities. Portfolio managers generally take a "bottom up" approach to building their portfolios. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in any Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration. Any income realized on these Portfolios' investments will be incidental to its objective.
--------------------------------------------------------------------------------

ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

Generally, yes. Portfolio managers seek companies with earnings growth potential, regardless of country of organization or place of principal business activity. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. See "Additional Risk Factors" on page 11.
--------------------------------------------------------------------------------

WHAT IS THE MAIN RISK OF INVESTING IN A COMMON STOCK FUND?

The fundamental risk associated with any common stock fund is the risk that the value of the stocks it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market and economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than other investment choices. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. See "Additional Risk Factors" on page 11.
--------------------------------------------------------------------------------

WHAT IS MEANT BY "MARKET CAPITALIZATION"?

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Portfolio which may invest in small to medium sized companies to a greater degree. Although Growth Portfolio, Worldwide Growth Portfolio and International Growth Portfolio do not emphasize companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more-established issuers.
--------------------------------------------------------------------------------

HOW DOES A DIVERSIFIED PORTFOLIO DIFFER FROM A NONDIVERSIFIED PORTFOLIO?

Diversification is a means of reducing risk by investing a Portfolio's assets in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified portfolio, its share price can be expected to fluctuate more than a comparable diversified portfolio. Aggressive Growth Portfolio is a
nondiversified   portfolio.
--------------------------------------------------------------------------------

HOW  DO  THESE  PORTFOLIOS  TRY  TO  REDUCE  RISK?

Diversification of a Portfolio's assets reduces the effect of any single holding on its overall portfolio value. A Portfolio may also use futures, options and other derivative instruments to protect its portfolio from movements in securities' prices and interest rates. The Portfolios may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk when investing directly in foreign markets. See "Additional Risk Factors" on page 11. In addition, to the extent that a Portfolio holds a larger cash position, it may not participate in market declines to the same extent as if the Portfolio remained more fully invested in common stocks.


JANUS ASPEN SERIES PROSPECTUS         7      MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997

BALANCED PORTFOLIO IS DESIGNED FOR INVESTORS WHO PRIMARILY SEEK GROWTH OF CAPITAL WITH A DEGREE OF EMPHASIS ON INCOME. IT IS NOT DESIGNED FOR INVESTORS WHO DESIRE A CONSISTENT LEVEL OF INCOME.

BALANCED PORTFOLIO

The investment objective of this Portfolio is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stocks.

TYPES OF INVESTMENTS

Balanced Portfolio may invest in the types of investments previously described on pages 5-6. The Portfolio may also invest in the types of income-producing securities described below for Flexible Income Portfolio except that its investments in junk bonds will not exceed 35% of net assets and investments in mortgage- and asset-backed securities will not exceed 25% of assets.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN BALANCED PORTFOLIO.

HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO?

Balanced  Portfolio  may invest in a  combination  of common  stocks,  preferred stocks, convertible securities, debt securities and other fixed-income securities. Balanced Portfolio may shift assets between the growth and income components of its portfolio based on its portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, then the Portfolio will place a greater emphasis on the growth component.
--------------------------------------------------------------------------------

WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO?

The growth component of Balanced Portfolio is expected to consist primarily of common stocks. The selection criteria for common stocks are described on page 7. Because income is a part of the investment objective of Balanced Portfolio, the portfolio manager may consider dividend-paying characteristics to a greater degree in selecting equity securities. Balanced Portfolio may also find opportunities for capital growth from debt securities because of anticipated changes in interest rates, credit standing, currency relationships or other factors.
--------------------------------------------------------------------------------

WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO?

The income component of Balanced Portfolio may consist of all types of income-producing securities, including common stocks selected primarily for their dividend payments, preferred stocks, convertible securities and all types of debt securities. Income-producing securities are used to produce a more consistent total return than the portfolio manager may attain through investing solely in growth stocks. However, Balanced Portfolio is not designed to produce a consistent level of income.

FLEXIBLE INCOME PORTFOLIO AND SHORT-TERM BOND PORTFOLIO ARE DESIGNED FOR THOSE INVESTORS WHO PRIMARILY SEEK CURRENT INCOME.

FLEXIBLE INCOME PORTFOLIO

The investment objective of this Portfolio is to obtain maximum total return, consistent with preservation of capital. The Portfolio pursues its objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. As a fundamental policy, this Portfolio will invest at least 80% of its assets in income-producing securities.

Flexible Income Portfolio may invest in a wide variety of income-producing securities including corporate bonds and notes, government securities, preferred stock, income-producing common stocks, debt securities that are convertible or exchangeable into equity securities, and debt securities that carry with them the right to acquire equity securities as evidenced by warrants attached to or acquired with the securities. The Portfolio may invest to a lesser degree in common stocks, other equity securities or debt securities that are not currently paying dividends or interest. The Portfolio may purchase securities of any maturity and quality and the average maturity and quality of its portfolio may vary substantially.

Flexible Income Portfolio may invest without limit in foreign securities, including those of corporate and government issuers. The Portfolio may invest without limit in high- yield/high-risk securities and may have substantial holdings of such securities. The risks of foreign securities and high-yield securities are described under "Additional Risk Factors" on page 11.


JANUS ASPEN SERIES PROSPECTUS        8       MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997

SHORT-TERM BOND PORTFOLIO

The investment objective of this Portfolio is to seek as high a level of current income as is consistent with preservation of capital. The Portfolio pursues its objective by investing primarily in short- and intermediate-term fixed-income securities. Under normal circumstances, it is expected that this Portfolio's dollar-weighted average portfolio maturity will not exceed three years.

Short-Term Bond Portfolio will normally invest at least 65% of its assets in debt securities. Subject to this policy and subject to its maturity limits, the Portfolio may invest in the types of securities previously described under Flexible Income Portfolio except that its investments in high-yield/high-risk bonds will not exceed 35% of net assets.

TYPES OF INVESTMENTS

Subject to the specific investment policies of each Portfolio discussed above, Flexible Income Portfolio and Short-Term Bond Portfolio may also invest in mortgage- and asset-backed securities (unlimited for Flexible Income Portfolio and up to 25% of assets for Short-Term Bond Portfolio); zero coupon bonds (up to 10% of assets); high-yield/ high-risk securities (unlimited for Flexible Income Portfolio, up to 35% of net assets for Short-Term Bond Portfolio); securities purchased on a when-issued, delayed delivery or forward commitment basis; and indexed/structured securities. In addition, each Portfolio may use futures, options and other derivatives for hedging purposes or for other purposes, such as enhancing return. See "Additional Risk Factors" on page 11. When its portfolio manager is unable to locate investment opportunities with favorable risk/reward characteristics, the cash position of any Portfolio may increase and the Portfolio may have substantial holdings of cash or cash equivalent short-term obligations. See "General Portfolio Policies" on page 10.

THE FOLLOWING QUESTIONS ARE DESIGNED TO HELP YOU BETTER UNDERSTAND AN INVESTMENT IN FLEXIBLE INCOME PORTFOLIO OR SHORT-TERM BOND PORTFOLIO.

HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

A fundamental risk associated with any fund that invests in fixed-income securities (e.g., a bond fund) is the risk that the value of the securities it holds will rise or fall as interest rates change. Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. A bond fund's average-weighted maturity and its duration are measures of how the portfolio may react to interest rate changes.
--------------------------------------------------------------------------------

WHAT IS MEANT BY A PORTFOLIO'S "AVERAGE-WEIGHTED MATURITY"?

The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as a Portfolio. A bond's term to maturity is the number of years remaining to maturity. A bond fund does not have a stated maturity, but it does have an average-weighted maturity. This number is calculated by averaging the terms to maturity of bonds held by a Portfolio with each maturity "weighted" according to the percentage of net assets that it represents.
--------------------------------------------------------------------------------

WHAT IS MEANT BY A PORTFOLIO'S "DURATION"?

A bond's duration indicates the time it will take an investor to recoup his or her investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond fund is calculated by averaging the duration of bonds held by a Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio's duration is usually shorter than its average maturity.
--------------------------------------------------------------------------------

HOW DO FLEXIBLE INCOME PORTFOLIO AND SHORT-TERM BOND PORTFOLIO MANAGE INTEREST RATE RISK?

Each of these Portfolios may vary the average- weighted maturity of its portfolio to reflect its portfolio manager's analysis of interest rate trends and other factors. A Portfolio's average-weighted maturity will tend to be shorter when its portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Portfolios may also use futures, options and other derivatives to manage interest rate risk. See "Additional Risk Factors" on page 11.

WHAT IS MEANT BY "CREDIT QUALITY"?

Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.
--------------------------------------------------------------------------------

HOW IS CREDIT QUALITY MEASURED?

Ratings  published by nationally
recognized rating agencies such as Standard & Poor's Ratings Services ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's")


JANUS ASPEN SERIES PROSPECTUS        9       MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997
are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to Appendix B for a description of rating categories.
--------------------------------------------------------------------------------

HOW DO THE FLEXIBLE INCOME PORTFOLIO AND SHORT-TERM BOND PORTFOLIO DIFFER FROM EACH OTHER?

These Portfolios differ in terms of the credit quality and average maturity of the securities in which they invest. Although both Portfolios invest primarily in corporate bonds, Flexible Income Portfolio may invest to a greater degree in securities with relatively higher credit risk and interest rate risk than Short-Term Bond Portfolio.

GENERAL PORTFOLIO POLICIES

Unless otherwise stated, each of the following policies applies to all of the Portfolios. The percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security. For example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

CASH  POSITION
When a Portfolio's manager believes that market conditions are not favorable for profitable investing or when the portfolio manager is otherwise unable to locate favorable investment opportunities, a Portfolio's investments may be hedged to a greater degree and/or its cash or similar investments may increase. In other words, the Portfolios do not always stay fully invested in stocks and bonds. Cash or similar investments are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. Larger hedged positions and/or larger cash positions may serve as a means of preserving capital in unfavorable market conditions.

Securities that the Portfolios may invest in as means of receiving a return on idle cash include high-grade commercial paper, certifi- cates of deposit, repurchase agreements or other short-term debt obligations. The Port- folios may also invest in money market funds (including funds managed by Janus Capital). When a Portfolio's investments in cash or similar investments increase, a Portfolio may not participate in stock or bond market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

DIVERSIFICATION
The Investment Company Act of 1940 (the "1940 Act") classifies investment companies as either diversified or nondiversified. All of the Portfolios (except Aggressive Growth Portfolio) qualify as diversified funds under the 1940 Act. The Portfolios are subject to the following diversification requirements:

o As a fundamental policy, no Portfolio may own more than 10% of the outstanding voting shares of any issuer.

o As a fundamental policy, with respect to 50% of the total assets of Aggressive Growth Portfolio and 75% of the total assets of the other Portfolios, no Portfolio will purchase a security of any issuer (other than cash items and U.S. government securities, as defined in the 1940 Act) if such purchase would cause a Portfolio's holdings of that issuer to amount to more than 5% of that Portfolio's total assets.

o    No Portfolio will invest more than 25% of its assets in a single issuer.

INTERNAL REVENUE SERVICE (IRS) LIMITATIONS
In addition to the diversification requirements stated above, each Portfolio intends to comply with the diversification requirements currently imposed by the IRS on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of variable contracts. More specific information may be contained in the participating insurance company's separate account prospectus.

INDUSTRY CONCENTRATION
As a fundamental policy, no Portfolio will invest more than 25% of its total assets in any particular industry. This policy does not apply to U.S. government securities.

PORTFOLIO TURNOVER
Each Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Changes are made in a Portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

To a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term price gains. A Portfolio may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in bond yields or securities prices. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Certain tax rules may restrict the Portfolios' ability to engage in short-term trading if a security has been held for less than three months.


JANUS ASPEN SERIES PROSPECTUS        10      MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997

ILLIQUID INVESTMENTS
Each Portfolio may invest up to 15% of its net assets in illiquid investments, including restricted securities or private placements that are not deemed to be liquid by Janus Capital. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. Janus Capital may determine that securities that cannot be sold to the U.S. public but that can be sold to institutional investors (for example, Rule 144A securities) are liquid. Janus Capital will follow guidelines established by the Trustees of the Trust ("Trustees") in making liquidity determinations for Rule 144A securities and other securities, including privately placed commercial paper.

BORROWING AND LENDING
Each Portfolio may borrow money and lend securities or other assets, as follows:

o Each Portfolio may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets.

o Each Portfolio may mortgage or pledge securities as security for borrowings in amounts up to 15% of its net assets.

o As a fundamental policy, each Portfolio may lend securities or other assets if, as a result, no more than 25% of its total assets would be lent to other parties.

Each Portfolio intends to seek permission from the SEC to borrow money from or lend money to each other and other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above percentage limits. There is no assurance that such permission will be granted.

ADDITIONAL RISK FACTORS

FOREIGN SECURITIES

INVESTMENTS IN FOREIGN SECURITIES, INCLUDING THOSE OF FOREIGN GOVERNMENTS, INVOLVE GREATER RISKS THAN INVESTING IN COMPARABLE DOMESTIC SECURITIES.

Securities of some foreign companies and governments may be traded in the United States, but many foreign securities are traded primarily in foreign markets. The risks of foreign investing include:

o Currency Risk. A Portfolio may buy the local currency when it buys a foreign currency denominated security and sell the local currency when it sells the security. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign security, its value may be worth less in U.S. dollars even though the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

o Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

o Regulatory Risk. There may be less government supervision of foreign markets. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There may be less publicly available information about foreign issuers than domestic issuers.

o Market Risk. Foreign securities markets, particularly those of underdeveloped or developing countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

o    Transaction  Costs.   Transaction  costs  of  buying  and  selling  foreign
     securities, including brokerage, tax and custody costs, are generally higher than those involved in domestic transactions.

INVESTMENTS IN SMALLER COMPANIES

SMALLER OR NEWER COMPANIES MAY SUFFER MORE SIGNIFICANT LOSSES AS WELL AS REALIZE MORE SUBSTANTIAL GROWTH THAN LARGER OR MORE ESTABLISHED ISSUERS.

Smaller or newer companies may lack depth of management, they may be unable to gener- ate funds necessary for growth or potential development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may be subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wider price fluctuations. Invest- ments in such companies tend to be more volatile and somewhat more speculative.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

Each Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts ("futures contracts") and may invest in options on securities, financial indices and foreign


JANUS ASPEN SERIES PROSPECTUS        11      MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997
currencies ("options"), forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolios intend to use most derivative instruments primarily to hedge against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolios may also use derivative instruments for non-hedging purposes such as seeking to increase a Portfolio's income or otherwise seeking to enhance return. Please refer to Appendix A to this Prospectus and the SAI for a more detailed discussion of these instruments. The use of derivative instruments exposes the Portfolios to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

o the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

o imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

o inability to close out certain hedged positions to avoid adverse tax consequences;

o the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

o leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and

o particularly in the case of privately- negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Portfolio worse off than if it had not entered into the position.


Although the Portfolios believe the use of derivative instruments will benefit the Portfolios, a Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgement proves incorrect.

When a Portfolio invests in a derivative instrument, it may be required to segregate cash and other high-grade liquid assets or certain portfolio securities with its custodian to "cover" the Portfolio's position. Assets segregated or set aside generally may not be disposed of so long as the Portfolio maintains the positions requiring segregation or cover. Segregating assets could diminish the Portfolio's return due to the opportunity losses of foregoing other potential investments with the segregated assets.


HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk" bonds) are debt securities rated below investment grade by the primary rating agencies (such as Standard & Poor's and Moody's). Please refer to Appendix B for a description of bond rating categories. The Portfolios expect that holdings of lower quality securities, if any, will consist primarily of bonds rated in the highest two tiers of noninvestment grade securities.

The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality bonds. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities.

The market prices of high-yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically. In addition, zero coupon, pay-in-kind and delayed interest bonds often do not pay interest until maturity. However, the Portfolios must recognize a computed amount of interest income and pay dividends to shareholders even though it has received no cash. In some instances, the Portfolios may have to sell securities to have sufficient cash to pay the dividends.

SPECIAL SITUATIONS

Each Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of a Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. See Appendix A for risks associated with certain other investments.


JANUS ASPEN SERIES PROSPECTUS        12      MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997

MANAGEMENT OF THE PORTFOLIOS

TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Portfolio's investment objective and policies. The Trustees delegate the day-to-day management of the Portfolios to the officers of the Trust and meet at least quarterly to review the Portfolios' investment policies, performance, expenses and other business affairs.

INVESTMENT ADVISER

Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4923, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Portfolios.

Janus Capital has served as investment adviser to Janus Fund since its inception in 1970 and currently serves as investment adviser to all of the Janus retail funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts.

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus Capital, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolios and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

Participating insurance companies that purchase the Portfolios' shares may perform certain administrative services relating to the Portfolios and Janus Capital or the Portfolios may pay those companies for such services.

INVESTMENT PERSONNEL

James P. Craig, III is Chief Investment Officer of Janus Capital. He is also Executive Vice President and portfolio manager of Growth Portfolio, which he has managed since 1994. Mr. Craig previously managed Balanced Portfolio from September 1993 through April 1996. He has managed Janus Fund since 1986, Janus Venture Fund from its inception to December 1993 and Janus Balanced Fund from December 1993 through December 1995. He holds a Bachelor of Arts in Business from the University of Alabama and a Master of Arts in Finance from the Wharton School of the University of Pennsylvania.

--------------------------------------------------------------------------------

James P. Goff is Executive Vice President and portfolio manager of Aggressive Growth Portfolio. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise Fund since its inception and has co-managed Janus Venture Fund since December 1993. He holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

--------------------------------------------------------------------------------

Helen Young Hayes is Executive Vice President and portfolio manager of Worldwide Growth Portfolio and International Growth Portfolio. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University and is a Chartered Financial Analyst.

--------------------------------------------------------------------------------

Blaine P. Rollins is Executive Vice President and portfolio manager of Balanced Portfolio, which he has managed since May 1996. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Balanced Fund since January 1996. He gained experience as a fixed-income trader and equity research analyst prior to assuming management responsibility for the Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.

--------------------------------------------------------------------------------

Sandy R. Rufenacht is Executive Vice President and portfolio manager of Short-Term Bond Portfolio, which he has managed since May 1996 and Executive Vice President and co-manager of Flexible Income Portfolio and High-Yield Portfolio, which he has managed since January 1997. Mr. Rufenacht joined Janus Capital in 1990 and has managed Janus Intermediate Government Securities Fund and Janus Short-Term Bond Fund since January 1996. He has co-managed Janus Flexible Income Fund and Janus High-Yield Fund since June 1996. He holds a Bachelor of Arts in Business from the University of Northern Colorado.

--------------------------------------------------------------------------------

Ronald V. Speaker is Executive Vice President and portfolio manager of Flexible Income Portfolio, which he has managed since its inception. He managed Short-Term Bond Portfolio from its inception through April 1996 and also manages Janus High-Yield Fund and the High-Yield Portfolio of the Trust. Mr. Speaker joined Janus Capital in 1986. He has managed Janus Flexible Income Fund since December 1991 and previously managed each of Janus Intermediate Government Securities Fund, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from inception through December 1995. He holds a Bachelor of Arts in Finance from the University of Colorado and is a Chartered Financial Analyst.

On January 13, 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement and interest payments totaling $37,199 and to a 90-day suspension starting on or about January 27, 1997. During that time, the Flexible Income Portfolio will be managed by its co-manager, Sandy Rufenacht.

--------------------------------------------------------------------------------

PERSONAL  INVESTING
Janus Capital permits investment and other personnel to purchase and sell securities for their own accounts, subject to Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios or Janus Capital's other advisory clients. See the SAI for more detailed information.


JANUS ASPEN SERIES PROSPECTUS        13      MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997

BREAKDOWN OF MANAGEMENT EXPENSES AND EXPENSE LIMITS

Each Portfolio pays Janus Capital a management fee which is accrued daily. The advisory agreement with each Portfolio spells out the management fee and other expenses that the Portfolios must pay. Each of the Portfolios is subject to the following management fee schedule (expressed as an annual rate):

                                                        Average Daily Net       Annual Rate        Expense Limit
         Fee Schedule                                   Assets of Portfolio     Percentage (%)     Percentage (%)
         ---------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio                               First $ 30 Million      1.00*              2.50**
         Aggressive Growth Portfolio                    Next $270 Million        .75
         Worldwide Growth Portfolio                     Next $200 Million        .70
         International Growth Portfolio+ and            Over $500 Million        .65
         Balanced Portfolio
         ---------------------------------------------------------------------------------------------------------------------------
         Flexible Income Portfolio                      First $300 Million       .65               1.00
                                                        Over $300 Million        .55
         ---------------------------------------------------------------------------------------------------------------------------
         Short-Term Bond Portfolio                      First $300 Million       .65                .65
                                                        Over $300 Million        .55

         *Janus Capital has agreed to reduce each Portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. Janus Capital may terminate this fee reduction or any of the expense limitations set forth above at any time upon 90 days' notice to the Trustees. The effective rate is the advisory fee calculated by the corresponding retail fund as of the last day of each calendar quarter (expressed as an annual rate). The effective rate of Janus Fund, Janus Enterprise Fund, Janus Worldwide Fund, Janus Overseas Fund and Janus Balanced Fund were 0.65%, 0.73%, 0.67%, 0.78%, and 0.80%, respectively, for the quarter ended March 31, 1996.
        **The expense limit percentage will decrease as a Portfolio's assets increase. Please see the SAI for more information. +Effective June 3, 1996 through April 30, 1997, Janus Capital Corporation reduced the expense limit of International Growth Portfolio to 1.25% of average net assets.

Differences in the actual management fees incurred by the Portfolios are due primarily to variances in the asset sizes of the corresponding retail funds. As asset size increases, the annual rate of the management fee rate declines in accordance with the above schedule. In addition, each Portfolio incurs expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on behalf of each Portfolio are executed by broker-dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for a Portfolio's transactions and recognizing brokerage, research and other services provided to the Portfolio and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Portfolio i) to the Portfolio or
ii) to other persons on behalf of the Portfolio for services provided to the Portfolio for which it would be obligated to pay. The Trustees have authorized Janus Capital to place portfolio transactions on an agency basis with a broker-dealer affiliated with Janus Capital. When transactions for a Portfolio are effected with that broker-dealer, the commissions payable by the Portfolio are credited against certain Portfolio operating expenses. The SAI further explains the selection of broker-dealers.

OTHER SERVICE PROVIDERS

The following parties provide the Portfolios with administrative and other services.

DOMESTIC CUSTODIAN
Investors Fiduciary Trust Company
127 W. 10th Street
Kansas City, Missouri 64105

FOREIGN CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Janus Service Corporation
P.O. Box 173375
Denver, Colorado 80217

Janus Service Corporation is a wholly-owned subsidiary of Janus Capital. Investors Fiduciary Trust Company is a wholly-owned subsidiary of State Street Bank and Trust Company.


JANUS ASPEN SERIES PROSPECTUS        14      MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997

OTHER INFORMATION

ORGANIZATION
The Trust is a "mutual fund" that was organized as a Delaware business trust on May 20, 1993. A mutual fund is an investment vehicle that pools money from numerous investors and invests the money to achieve a specified objective. The Trust consists of nine separate series, seven of which are offered by this Prospectus.

SHAREHOLDER MEETINGS AND VOTING RIGHTS
The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Portfolio only if a matter affects or requires the vote of only that Portfolio or that Portfolio's interest in the matter differs from the interest of other portfolios of the Trust. As a shareholder, you are entitled to one vote for each share that you own.

An insurance company issuing a variable contract invested in shares of a Portfolio will request voting instructions from variable contract holders. Under current law, the insurance company must vote all shares held by the separate account in proportion to the voting instructions received.

CONFLICTS OF INTEREST
Each Portfolio's shares are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. The Portfolios currently do not foresee any disadvantages to policy owners arising out of the fact that each Portfolio offers its shares to such entities. Nevertheless, the Trustees monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response to such conflicts. If a conflict occurs, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investments in one or more Portfolios and to substitute shares of another Portfolio. If this occurs, a Portfolio may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to sell shares of any Portfolio to any separate account or may suspend or terminate the offering of a Portfolio's shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders.

MASTER/FEEDER OPTION
The Trust may in the future seek to achieve any Portfolio's investment objective by investing all of that Portfolio's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Portfolio. It is expected that any such investment company would be managed by Janus Capital in substantially the same manner as the existing Portfolio. The initial shareholder(s) of each Portfolio voted to vest the authority to convert to a master/feeder structure in the sole discretion of the Trustees. No further approval of the shareholders of the Portfolios is required. You will receive at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Portfolio and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although management of the Portfolios believes the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

THE VALUATION OF SHARES
The NAV of the shares of a Portfolio is determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., New York time) each day that the NYSE is open. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Securities are valued at market value or, if market information is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.


JANUS ASPEN SERIES PROSPECTUS        15      MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
THE INTERNAL REVENUE CODE REQUIRES EACH PORTFOLIO TO DISTRIBUTE NET INCOME AND ANY NET GAINS REALIZED BY ITS INVESTMENTS ANNUALLY. A PORTFOLIO'S INCOME FROM DIVIDENDS AND INTEREST AND ANY NET REALIZED SHORT-TERM CAPITAL GAINS ARE PAID TO SHAREHOLDERS AS DIVIDENDS. NET REALIZED LONG-TERM GAINS ARE PAID TO SHAREHOLDERS AS CAPITAL GAINS DISTRIBUTIONS. EACH PORTFOLIO MAKES SEMIANNUAL DISTRIBUTIONS IN JUNE AND DECEMBER OF SUBSTANTIALLY ALL OF ITS INVESTMENT INCOME AND AN ANNUAL DISTRIBUTION IN JUNE OF ITS NET REALIZED CAPITAL GAINS, IF ANY. ALL DIVIDENDS
AND CAPITAL GAINS DISTRIBUTIONS FROM A PORTFOLIO WILL BE AUTOMATICALLY REINVESTED INTO ADDITIONAL SHARES OF THAT PORTFOLIO.

HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV
Distributions are paid to shareholders as of the record date of the distribution of a Portfolio, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Growth Portfolio declared a dividend in the amount of $0.25 per share. If Growth Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

TAXES ON DISTRIBUTIONS
Because shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by a Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 591/2, a 10% penalty tax. The tax status of your investment in the Portfolios depends on the features of the variable insurance contracts purchased from a participating insurance company. Further information may be found in the prospectus of the separate account offering such contract.

TAXATION OF THE PORTFOLIOS
Dividends, interest and some capital gains received by the Portfolios on foreign securities may give rise to withholding and other taxes imposed by foreign countries. It is expected that foreign taxes paid by the Portfolios will be treated as expenses of the Portfolios. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, each Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.


JANUS ASPEN SERIES PROSPECTUS        16      MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997

SHAREHOLDER'S GUIDE

INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIOS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

PURCHASES

Purchases of Portfolio shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in each Portfolio.

All investments in the Portfolios are credited to a participating insurance company's separate account or a qualified plan immediately upon acceptance of the investment by a Portfolio. Investments will be processed at the NAV next determined after an order is received and accepted by a Portfolio.

Each Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the manage- ment of a Portfolio. Any Portfolio may discontinue sales of its shares if management believes that a substantial further increase may adversely affect that Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing policy owners and plan participants invested in that Portfolio would be permitted to continue to authorize investment in such Portfolio and to reinvest any dividends or capital gains distributions.

REDEMPTIONS

Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

Shares of any Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

SHAREHOLDER COMMUNICATIONS

Owners of variable insurance contracts and plan participants will receive annual and semiannual reports including the financial statements of the Portfolios that they have authorized for investment. Each report will show the investments owned by each Portfolio and the market values thereof, as well as other information about the Portfolios and their operations. The Trust's fiscal year ends December 31.


JANUS ASPEN SERIES PROSPECTUS        17      MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997

APPENDIX A

GLOSSARY OF INVESTMENT TERMS

This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objective and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

Bonds are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolios may purchase commercial paper issued under Section 4(2) of the Securities Act of 1933.

Common stock represents a share of ownership in a company and usually carries voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

Fixed-income securities are securities that pay a specified rate of return. The term gener- ally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/High-risk securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Passive foreign investment companies (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. Income tax regulations may require the Portfolios to recognize income associated with the PFIC prior to the actual receipt of any such income.

Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique may be used to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes.

Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

Standby commitments are obligations purchased by a Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

Tender option bonds are generally long- term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one


JANUS ASPEN SERIES PROSPECTUS        18      MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997
year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. govern- ment. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

When-issued, delayed delivery and forward transactions generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

Zero  coupon  bonds are debt  securities  that do not pay  interest  at  regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. Strips are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

Forward contracts are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolios may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non- dollar denominated securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolios may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolios may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.


Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolios may purchase and write put and call options on securities, securities indices and foreign currencies.


JANUS ASPEN SERIES PROSPECTUS        19      MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997

APPENDIX B

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S RATINGS SERVICES

BOND RATING                   EXPLANATION
--------------------------------------------------------------------------------
Investment Grade
AAA                           Highest rating;  extremely  strong capacity to pay
                              principal and interest.
AA                            High   quality;   very  strong   capacity  to  pay
                              principal and interest.
A                             Strong  capacity to pay  principal  and  interest;
                              somewhat more  susceptible to the adverse  effects
                              of changing circumstances and economic conditions.
BBB                           Adequate  capacity to pay  principal and interest;
                              normally exhibit adequate  protection  parameters,
                              but  adverse   economic   conditions  or  changing
                              circumstances  more  likely to lead to a  weakened
                              capacity to pay  principal  and interest  than for
                              higher rated bonds.
Non-Investment Grade
BB, B,                        Predominantly  speculative  with  respect  to  the
                              issuer's  capacity to meet  required  interest and
                              principal payments.
CCC, CC, C                    BB - lowest degree of speculation; C - the highest
                              degree  of  speculation.  Quality  and  protective
                              characteristics  outweighed by large uncertainties
                              or major risk exposure to adverse conditions.
D                             In default.
--------------------------------------------------------------------------------
MOODY'S INVESTORS SERVICE, INC.
Investment Grade
Aaa                           Highest  quality,  smallest  degree of  investment
                              risk.
Aa                            High  quality;   together  with  Aaa  bonds,  they
                              compose the high-grade  bond group.
A                             Upper-medium  grade  obligations;  many  favorable
                              investment attributes.
Baa                           Medium-grade obligations; neither highly protected
                              nor poorly secured.  Interest and principal appear
                              adequate  for the present  but certain  protective
                              elements may be lacking or may be unreliable  over
                              any great length of time.
Non-Investment Grade
Ba                            More   uncertain,   with   speculative   elements.
                              Protection of interest and principal  payments not
                              well safeguarded during good and bad times.
B                             Lack  characteristics  of  desirable   investment;
                              potentially  low assurance of timely  interest and
                              principal   payments  or   maintenance   of  other
                              contract terms over time.
Caa                           Poor  standing,  may be in  default;  elements  of
                              danger  with  respect  to  principal  or  interest
                              payments.
Ca                            Speculative in a high degree;  could be in default
                              or have other marked shortcomings.
C                             Lowest-rated;  extremely  poor  prospects  of ever
                              attaining investment standing.
--------------------------------------------------------------------------------
Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.


            SECURITIES HOLDINGS BY RATING CATEGORY

            During the fiscal year ended December 31, 1995, the percentage of securities holdings for the Flexible Income Portfolio by rating category based upon a weighted monthly average was:

            BONDS - S&P RATING                   FLEXIBLE INCOME PORTFOLIO
            AAA                                                        16%
            AA                                                          2%
            A                                                          15%
            BBB                                                        22%
            BB                                                         14%
            B                                                          21%
            CCC                                                         0%
            CC                                                          0%
            C                                                           0%
            Preferred Stock                                             0%
            Cash and Options                                           10%
            --------------------------------------------------------------------
            TOTAL                                                     100%
            --------------------------------------------------------------------
            No other Portfolio held 5% or more of its assets in bonds rated below investment grade for the fiscal year ended December 31, 1995.

JANUS ASPEN SERIES PROSPECTUS        20      MAY 1, 1996 AS SUPPLEMENTED JUNE 3,
                                             1996 AND JANUARY 13, 1997

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